FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 9/1/97

 ADCPB BALANCE
 -------------

 Initial ADCPB                                                   85,790,915.00
 Prior Month ADCPB                                               74,059,808.77
 Current Month ADCPB (Before addition of New Property)           71,829,092.08
 Base Principal Amount (Prior - Current)                          2,230,716.69
 Add:  ADCPB of New Transferred Property                                  0.00
 Ending ADCPB (Current + ADCPB of New Property)                  71,829,092.08

 CLASS A INTEREST SCHEDULE
 -------------------------

      Prior Month Class A Principal Balance                      63,691,435.65
      Class A Certificate Rate                                            6.85%
      One twelfth of Class A Certificate Rate                             0.57%
      Class A Certificate Interest                                  363,571.95
      Prior Month Class A Overdue Interest                                0.00

      Class A Interest Due                                          363,571.95
      Class A Interest Paid                                         363,571.95

      Current Month Class A Overdue Interest                              0.00

 CLASS A PRINCIPAL SCHEDULE
 --------------------------

      Prior Month Class A Principal Balance                      63,691,435.65
      Class A Percentage                                                 86.00%
      Base Principal Amount                                       2,230,716.69
      Class A Base Principal Distribution Amount                  1,918,416.36
      Prior Month Class A Overdue Principal                               0.00
      Total A Note Principal Due                                  1,918,416.36

      Class A Principal Paid                                      1,918,416.36

      Class A Overdue Principal                                           0.00
                                                                 -------------
      Current Month Class A Principal Balance                    61,773,019.29

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 9/1/97

 CLASS B-1 INTEREST SCHEDULE
 ---------------------------

      Prior Month Class B-1 Principal Balance                     2,962,392.74
      Class B-1 Certificate Rate                                          7.63%
      One twelfth of Class B-1 Certificate Rate                           0.64%
      Class B-1 Certificate Interest                                 18,835.88
      Prior Month Class B-1 Overdue Interest                              0.00

      Class B-1 Interest Due                                         18,835.88
      Class B-1 Interest Paid                                        18,835.88

      Current Month Class B-1 Overdue Interest                            0.00

 CLASS B-1 PRINCIPAL SCHEDULE
 ----------------------------

      Prior Month Class B-1 Principal Balance                     2,962,392.74
      Class B-1 Percentage                                                4.00%
      Base Principal Amount                                       2,230,716.69
      Class B-1 Base Principal Distribution Amount                   89,228.67
      Prior Month B-1 Overdue Principal                                   0.00
      Total B-1 Note Principal Due                                   89,228.67
                                                                  ------------

      Class B-1 Principal Paid                                       89,228.67


      Class B-1 Overdue Principal                                         0.00

      Current Month Class B-1 Principal Balance                   2,873,164.07

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 9/1/97

 CLASS B-2 INTEREST SCHEDULE
 ---------------------------

      Prior Month Class B-2 Principal Balance                     2,962,392.74
      Class B-2 Certificate Rate                                          8.17%
      One twelfth of Class B-2 Certificate Rate                           0.68%
      Class B-2 Certificate Interest                                 20,168.96
      Prior Month Class B-2 Overdue Interest                              0.00

      Class B-2 Interest Due                                         20,168.96
      Class B-2 Interest Paid                                        20,168.96

      Current Month Class B-2 Overdue Interest                            0.00

 CLASS B-2 PRINCIPAL SCHEDULE
 ----------------------------

      Prior Month Class B-2 Principal Balance                     2,962,392.74
      Class B-2 Percentage                                                4.00%
      Base Principal Amount                                       2,230,716.69
      Class B-2 Base Principal Distribution Amount                   89,228.67
      Prior Month B-1 Overdue Principal                                   0.00
      Total B-1 Note Principal Due                                   89,228.67

      Class B-2 Principal Paid                                       89,228.67

      Class B-2 Overdue Principal                                         0.00

      Current Month Class B-2 Principal Balance                   2,873,164.07

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 9/1/97

 SERVICING FEE SCHEDULE
 ----------------------

      Prior Month ADCPB                                             74,059,809
      Servicer Fee Rate                                                 0.5000%
      One-twelfth                                                       0.0417%
      Servicer Fee                                                   30,858.25

      Prior Servicer Fee Arrearage                                        0.00
      Servicer Fee Due                                               30,858.25

      Servicer Fee Paid                                              30,858.25

      Current Servicing Fee Arrearage                                     0.00

 BACK-UP SERVICING FEE SCHEDULE
 ------------------------------

      Prior Month ADCPB                                             74,059,809
      Back-Up Servicer Fee Rate                                         0.0130%
      One-twelfth                                                       0.0011%
      Back-up Servicer Fee                                              802.31

      Prior Back-Up Servicer Fee Arrearage                                0.00
      Total Back-Up Servicer Fee Due                                    802.31

      Back-Up Servicer Fee Paid                                         802.31

      Current Back-Up Servicing Fee Arrearage                             0.00


 TRUSTEE FEE SCHEDULE
 --------------------

      Trustee Fee                                                       291.67
      Trustee Fee Rate                                                  0.0100%

      Prior Trustee Fee Arrearage                                         0.00
      Total Trustee Fee Due                                             291.67

      Trustee Fee Paid                                                  291.67

      Current Trustee Fee Arrearage                                       0.00


 CERTIFICATE PREMIUM SCHEDULE
 ----------------------------

      Class A Certificate Principal Balance                      63,691,435.65
      Monthly Premium Rate                                              0.0208%
      Prior Premium Arrearage                                             0.00
      Premium Amount Due                                             13,269.00

      Premium Amount Paid                                            13,269.00

      Current Premium Arrearage                                           0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 9/1/97

Early Amortization Events
-------------------------

(a) Default in the payment to the Class A Certificateholders or the Class B Certificateholders of any interest or principal due hereunder in accordance with the provisions of Section 6.06 when such payment becomes due and payable and continuance of such default for a period of five business days; or [10.01 (a)]

(b) Default in the performance, or breach, of the any covenant or agreement of the Depositor in this Agreement (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this section
     10.01 specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Service, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of default" hereunder, or it, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (b)]

 (c) Any proceeding shall be instituted against the Depositor (or, if the Depositor is actively contesting the merits thereof, such proceeding is not dismissed within 90 days) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or any of its Indebtedness under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or [10.01 (c)]

(d) The commencement by the Depositor of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Depositor in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or to the consent by it to the filing of such petition or to the appointment or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Depositor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the making by it of an admission by it in writing of its inability to pay its Debts generally as they become due, or the taking of corporate action by the Depositor in furtherance of any such action; or [10.01 (d)]

(e) Judgments or orders in respect of money (other than such judgements or orders in respect of which adequate insurance is maintained for the payment thereof) against the Depositor shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days or more; or [10.01 (e)]

(f) There is a material breach of any of the representations and warranties of the Depositor set forth in Section 3.01 (a) and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Servicer, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, our if, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (f)]

(g) The Trust Certificate Percentage Interest is less than the Subordinated Amount; or [10,01 (g)]

(h)  A Gross Charge-Off Event has occurred and is continuing; or [10.01 (h)]

(i)  A Delinquency Trigger Event has occurred and is continuing; or

(j)  An Event of Servicing Termination has been declared; or [10.01 (j)]

(k) The Certificate Insurer has made an insured Payment under the policy. [10.01 (k)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 9/1/97

RESTRICTING EVENT CALCULATIONS
------------------------------

       (a)  Event of Servicer Termination (Yes/No)                    No
                                                                  ------------

       (b)  Certificate Insurer makes an Insured Payment              No
                                                                  ------------

       (a)  Gross Charge-Off Event (Yes/No)                           No
                                                                  ------------

       (b)  Delinquency Trigger Event                                 No
                                                                  ------------
Events of Servicer Termination
------------------------------

(i) Any failure by the Servicer to make any payment, deposit, transfer or delivery required to be made hereunder (other than with respect to the Monthly Servicer Report, As to which the remedy is set forth in section
       11.01 (a) (ii) hereof) on the date of such payment, deposit, transfer or delivery is required to be made; [11.01 (a)(i)]

(ii)   Any failure by the Servicer to submit a Monthly Statement pursuant to
       Section 6.07 hereof that continues unremedied for a period of three business days after the earlier of the date upon which (A) the Certificate Insurer or a Certificateholder provides written notification to the Servicer of such failure or (B) the Depositor becomes aware that the Certificate Insurer and the Certificateholders have not received a copy of the Monthly Report in accordance with the provisions hereof (provided that the Servicer shall be granted a two business day grace period on not more than one occasion during each Collection Period); [11.01 (a)(ii)]

(iii) Any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this agreement, as in the case may be, or any breach of representation or warranty of the Servicer set forth in
       Section 3.02 of this Agreement, which failure or breach (A) materially and adversely affects the rights of the Trustee, Certificateholders, the Certificate Insurer or the Depositor and (B) continues unremedied for a period of 30 days after the earlier Activities related to Collection Period Ended 1/1/97 remedied, shall have been given to a Servicing Officer of the Servicer or a Responsible Officer of the Trustee by the Depositor or any Holder of Certificates or (y) the date on which any Servicing Officer or Responsible Officer of the Trustee first knows, or reasonably should have known, of such failure or breach; [11.01 (a)(iii)]

(iv) The Servicer shall consent to the appointment on a custodian, receiver, trustee or liquidator (or other similar official) of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, a court of competent jurisdiction shall determine that the Servicer is generally not paying its debts as they come due or the Servicer shall make a general assignment for the benefit of creditors; [11.01 (a)(iv)]

(v) The Servicer shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now defined hereafter in effect) or an answer admitting the material allegation of a petition filed against the Servicer shall, by voluntary petition, answer or consent, seek relief under the bankruptcy or other similar law providing for the reorganization or winding up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors; [11.01 (a)(v)]

(vi) An order, judgment or decree in excess of [$500,000] shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent (express or legally implied) of the Servicer, a custodian, receiver, trustee or liquidator (or other similar official) of the Servicer, or any substantial part of its property, or sequestering any substantial part of its property, and any such order, judgement or decree or appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of [90] days after the date of entry thereof; [11.01 (a)(vi)]

(vii) A petition against the Servicer in a proceeding under applicable bankruptcy laws or the insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within 60 days thereafter, or if, under the provisions of any of any law providing for reorganization or winding up of debtors which may apply to the Servicer, or any substantial part of its property, and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 60 days; [11.01(a)(vii)]

(viii) Any assignment by the Servicer to a delegate of its duties or rights hereunder, except as specifically permitted hereunder, or any attempt

(ix) for so long as the Servicer is First Sierra, its Total Capital is less than $9 million. [11.01 (a)(ix)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 9/1/97



GROSS CHARGE-OFFS (less than or equal to 160 AND ACCOUNTS BOUGHT BACK BY SOURCE)
--------------------------------------------------------------------------------

                        Gross                          Gross                       Monthly
                       Defaults      Recoveries      Charge-Offs    ADCPB        Charge-Offs
                       --------      ----------      -----------    -----        -----------
 2 months prior         51,944         51,944            0        76,615,468        0.00%
 1 month prior         299,823        299,823            0        73,964,797        0.00%
 Current               163,780        163,780            0        71,675,317        0.00%


                                                                                    0.00%
                                                                                    2.50%


30+ DELINQUENCIES
-----------------

                                                          Monthly
                    Delinquencies         ADCPB         Delinquencies
                    -------------         -----         -------------
 2 months prior       4,672,898         76,615,468         6.10%
 1 month prior        3,127,329         73,964,797         4.23%
 Current month        3,518,645         71,675,317         4.91%

                    Delinquency Ratio:                     5.08%
                    Maximum Delinquency Ratio:             6.00%

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 9/1/97
ISSUER RESTRICTING EVENT CALCULATIONS
-------------------------------------

      (a) Gross Defaults (> = 180)                                No
                                                            -------------

      (b) Issuer Delinquency Trigger Ratio                        No
                                                            -------------


GROSS DEFAULTS (> = 180)
------------------------------------------

                                                                Monthly
                     Gross Defaults            ADCPB          Charge-Offs
                     --------------            -----          -----------
          Current         59,656            71,675,317          0.08%


           i A       Subordinated Percentage                   10.00%
             B       WAL of Remaining Leases                    1.91
          ii         Two
                     Ratio (i/ii)                               2.62%


ISSUER DELINQUENCY TRIGGER RATIO (90+ DAYS)
-------------------------------------------

                                                         Monthly
                    Delinquencies        ADCPB        Delinquencies
                    -------------        -----        -------------
 2 months prior        788,164         76,615,468         1.03%
 1 month prior         384,752         73,964,797         0.52%
 Current month         542,705         71,675,317         0.76%


                    Issuer Delinquency Trigger Ratio:     0.77%
                    Maximum Ratio Allowed:                2.50%


EARLY AMORTIZATION EVENT
------------------------

      (1) Is Subordinate Interest less than 8.86% of ADCPB?        No
                                                             -----------

      (2) Has a Gross Charge-Off Event Occurred?                  No
                                                             -----------

      (3) Has a Delinquency Event Occurred?                       No
                                                             -----------

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 9/1/97

 Aging/Delinquency Statistics
 ----------------------------

                                                                         ADCPB                  Total
 Current                                                                      68,156,672                  95.09%
 31-60 Days Past Due                                                           2,055,476                   2.87%
 61-90 Days Past Due                                                             920,464                   1.28%
 91+ Days Past Due                                                               542,705                   0.76%
                                                                         ---------------        ---------------

 Total                                                                        71,675,317                 100.00%


 Certificate Factors
 -------------------

 Class A Notes                                                               0.837257559
 Class B-1 Notes                                                             0.837257573
 Class B-2 Notes                                                             0.837257573


 Substitution Limits [Section 7]
 -------------------------------

 ADCPB as of Cut-Off Date                                                  85,790,915.00
 Maximum Substitution (10% of Initial)                                      8,579,091.50
 Maximum Substitution for Defaulted Contracts (5% of Initial)               4,289,545.75

 Prior month Cumulative ADCPB Substituted                                   3,332,268.58
 Current month ADCPB Substituted                                                    0.00
 Cumulative ADCPB Substituted                                               3,332,268.58

 Prior month Cumulative ADCPB Substituted for Defaulted Contracts           1,980,863.06
 Current month ADCPB Substituted Defaulted Contracts                                0.00
 Cumulative ADCPB Substituted for Defaulted Contracts                       1,980,863.06


 Portfolio Prepayment Statistics
 -------------------------------

 Prior month Cumulative ADCPB prepaid                                       5,509,820.91
 Current month ADCPB prepaid                                                  498,672.01
 Cumulative ADCPB prepaid                                                   6,008,492.92

 Prior month Cumulative ADCPB Defaulted                                     2,773,510.34
 Current month ADCPB Defaulted                                                122,698.68
 Cumulative ADCPB Defaulted                                                 2,896,209.02

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 9/1/97

--------------------------------------------------------------------------------

 BEGINNING ACCOUNT BALANCES                                                               184,813.40
 --------------------------

 LOCKBOX ACCOUNT
 ---------------
     Transfer of prior period Payments not yet transferred to Collection Account          (88,371.34)
     Transfer of prior period Excluded Amounts not yet transferred                        (67,757.10)
     Collections Received [5.02 (b)(d)]                                                 2,317,167.22
     Excluded Amounts [5.02 (d)][Definition]                                             (902,940.58)
     Collections on Deposit due Collection Account [5.02 (d)]                          (1,387,394.70)

     Ending Balance                                                                        55,516.90


 COLLECTION ACCOUNT
 ------------------
     BEGINNING BALANCE @ 8/1/97                                                                            1,676,070.68
     --------------------------
     ACTIVITIES RELATED TO COLLECTION PERIOD ENDED 8/1/97
     ----------------------------------------------------
     Add: Servicer Advance                                                                                   885,478.57
     Add: Payments due Collection Account from last 2 business days prior period                             139,308.47
     Add: Add'l transfers                                                                                          0.00
     Add: Amounts to Collection Acct from Security deposit account                                                 0.00
     Less: Total distributions on 8/10/97                                                                 (2,700,857.72)
     ACTIVITIES RELATED TO COLLECTION PERIOD ENDED 9/1/97
     ----------------------------------------------------
     Aggregate Amount of Actual Payments [6.01 b (i)]                                                      1,493,682.90
     Add: Servicer Advances [5.03][6.01 b (ii)]                                                                    0.00
     Add: Sch. Payments, Final Payments or Purchase Option from Sec. Deposit Account [6.01 b (iii)]                0.00
     Add: Reconveyance Amounts by Servicer [6.01 b (iv)]                                                           0.00
     Add: Any Investment Earnings [6.01 b (v)]                                                                 5,711.87
     Add: Deposits from New Transferred Property Funding Account [6.01 b (vi)]                                     0.00
     Add: Amount Payable to Class A Certificateholders under 6.04 d [6.01 b(vii)]                                  0.00
     Add: Advance Payments Due and Owing for Collection Period [6.01 c]                                            0.00
     Add: Security Deposits Related to Prepayment                                                                  0.00
     Add: Offset Amount as Provided by 5.12 [6.01 c]                                                               0.00
     Less: Amounts transferred to the New Transferred Property Funding Account [6.01 d]                            0.00
     Less: Amounts Servicer Advanced but deems uncorrectable [6.01 d]                                              0.00
     Less: Payments due Collection Acct. from last 2 business days in calendar mo.                                 0.00

     Ending Balance @ 8/31/97 and 9/1/97                                                                   1,499,394.77

     Add: Servicer Advances to be deposited on Determination Date                                            928,782.42
     Add: Payments due Collection Acct from last 2 business days                                             116,494.52
     Add: Payments not yet transferred to the Collection Account                                                   0.00
     Add: Amounts to Collection Account from Security Deposit Account [6.02 c]                                     0.00

     Adjusted Collection Account Balance                                                                   2,544,671.71

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 9/1/97

 SECURITY DEPOSIT ACCOUNT
 ------------------------

     Beginning  Balance                                              134,770.26
     Add: Balance deposited on closing date                                0.00
     Add: Security Deposits [6.02 b]                                       0.00
     Less: Amounts to Collection Account [6.02 c]                          0.00
     Add:  Investment Earnings                                           643.32
                                                                     ----------

     Ending Balance @ 8/31/97                                        135,413.58

     Less: Amounts to Collection Account [6.02 c]                          0.00

     Adjusted Security Deposit  Account Balance                      135,413.58


 NEW TRANSFERRED PROPERTY FUNDING ACCOUNT
 ----------------------------------------
     Beginning Balance                                                                                    0.00
     -----------------
     Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]         0.00
     Add: Amount Transferred to New Transferred Property Funding Account [6.05 ii]                        0.00
     Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]        0.00
                                                                                                          ----

     Ending Balance @ 8/31/97                                                                             0.00

     Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]         0.00

     Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]        0.00
                                                                                                          ----

     Adjusted New Transferred Property Funding Account Balance                                            0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 9/1/97

AVAILABLE AMOUNT TO CERTIFICATE HOLDERS                             2,544,671.71
---------------------------------------

 DISBURSEMENTS FROM COLLECTION ACCOUNT (ON AND AFTER INITIAL AMORTIZATION DATE)
 ------------------------------------------------------------------------------

        (i)    Initial Unpaid Amts inadvertently dep. in Collection Account [6.06 c (i)]                                   0.00

        (ii)   Indemnity payments paid inadvertently dep in Collection Account [6.06 c (ii)]                               0.00

        (iii)  Aggregate of: [6.06 c (iii)]

               (A)    Unreimbursed Servicer Advances from prior periods                                                    0.00

               (B)    Servicer Fee and unpaid Servicer Fee                                                            30,858.25

               (C)    Servicing Charges inadvertently deposited in Collection Account                                      0.00

        (iv)   Current and unpaid Back-up Servicing Fees [6.06 c (iv)]                                                   802.31

        (v)    Premium Amount due on Payment Date and unpaid Premiums [6.06 c (v)]                                    13,269.00

        (vi)   Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 c (vi)]                                     291.67

        (vii)  Class A Certificate Interest and Overdue Class A Interest [6.06 c (vii)]                              363,571.95

        (viii) Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06 c (viii)]                          18,835.88

        (ix)   Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 c (ix)]                            20,168.96

        (x)    Class A Base Principal Distribution Amount and Overdue Class A Principal [6.06 c (x)]               1,918,416.36

        (xi)   Certificate Insurer Reimbursement Amount, if any, due on Payment Date [6.06 b (xi)]                         0.00

        (xii)  Class B-1 Base Principal Distribution Amount and Overdue Class B-1 Principal [6.06 c (xii)]
               provided no restricting event exists                                                                   89,228.67

        (xiii) Class B-2 Base Principal Distribution Amount and Overdue Class B-2 Principal [6.06 c (xiii)]
               provided no restricting event or issuer restricting event exists                                       89,228.67

        (xiv)  Any amounts due Servicer under 9.03 [6.06 b (xiv)]                                                          0.00

        (xv)   Prepayments optionally transferred to collection account and disbursed in consideration of the transfer of New Transferred Property not in excess of
               $5,000,000 [6.06 c (xv)]                                                                                    0.00

        (xvi)  To the Holder of the Trust Certificate any remaining amounts [6.06 b (xiii)]                               (0.01)


        Reviewed By:



        -----------------------------------------------
        Craig M. Spencer
        Senior Vice President and
        Chief Accounting Officer

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 9/1/97

ADCPB Balance
-------------
Prior Month ADCPB                                               72,024,975.08
Initial ADCPB                                                   72,024,925.77
Current Month ADCPB (Before addition of New Property)           70,209,385.98
Base Principal Amount (Prior - Current)                          1,815,589.10
Add:  ADCPB of New Transferred Property                          1,815,697.72
Ending ADCPB (Current + ADCPB of New Property)                  72,025,083.70

CLASS A INTEREST SCHEDULE
-------------------------

     Prior Month Class A Principal Balance                      63,381,510.00
     Class A Certificate Rate                                            6.29%
     One twelfth of Class A Certificate Rate                             0.52%
     Class A Certificate Interest                                  332,224.75
     Prior Month Class A Overdue Interest                                0.00

     Class A Interest Due                                          332,224.75
     Class A Interest Paid                                         332,224.75

     Current Month Class A Overdue Interest                              0.00

CLASS A PRINCIPAL SCHEDULE
--------------------------

     Prior Month Class A Principal Balance                      63,381,510.00
     Class A Percentage                                                 88.00%
     Base Principal Amount                                       1,815,589.10
     Class A Base Principal Distribution Amount                          0.00
     Prior Month Class A Overdue Principal                               0.00
     Total A Note Principal Due                                          0.00

     Class A Principal Paid                                              0.00

     Class A Overdue Principal                                           0.00
                                                                -------------

     Current Month Class A Principal Balance                    63,381,510.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 9/1/97

 CLASS B-1 INTEREST SCHEDULE
 ---------------------------
      Prior Month Class B-1 Principal Balance                     2,160,733.00
      Class B-1 Certificate Rate                                          7.01%
      One twelfth of Class B-1 Certificate Rate                           0.58%
      Class B-1 Certificate Interest                                 12,622.28
      Prior Month Class B-1 Overdue Interest                              0.00

      Class B-1 Interest Due                                         12,622.28
      Class B-1 Interest Paid                                        12,622.28

      Current Month Class B-1 Overdue Interest                            0.00

 CLASS B-1 PRINCIPAL SCHEDULE
 ----------------------------

      Prior Month Class B-1 Principal Balance                     2,160,733.00
      Class B-1 Percentage                                                3.00%
      Base Principal Amount                                       1,815,589.10
      Class B-1 Base Principal Distribution Amount                        0.00
      Prior Month B-1 Overdue Principal                                   0.00
      Total B-1 Note Principal Due                                        0.00
                                                                  ------------

      Class B-1 Principal Paid                                            0.00


      Class B-1 Overdue Principal                                         0.00

      Current Month Class B-1 Principal Balance                   2,160,733.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 9/1/97


 CLASS B-2 INTEREST SCHEDULE
 ---------------------------
      Prior Month Class B-2 Principal Balance                     1,800,611.00
      Class B-2 Certificate Rate                                          8.22%
      One twelfth of Class B-2 Certificate Rate                           0.69%
      Class B-2 Certificate Interest                                 12,334.19
      Prior Month Class B-2 Overdue Interest                              0.00

      Class B-2 Interest Due                                         12,334.19
      Class B-2 Interest Paid                                        12,334.19

      Current Month Class B-2 Overdue Interest                            0.00

 CLASS B-2 PRINCIPAL SCHEDULE
 ----------------------------

      Prior Month Class B-2 Principal Balance                     1,800,611.00
      Class B-2 Percentage                                                2.50%
      Base Principal Amount                                       1,815,589.10
      Class B-2 Base Principal Distribution Amount                        0.00
      Prior Month B-1 Overdue Principal                                   0.00
      Total B-1 Note Principal Due                                        0.00

      Class B-2 Principal Paid                                            0.00

      Class B-2 Overdue Principal                                         0.00
                                                                              #
      Current Month Class B-2 Principal Balance                   1,800,611.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 9/1/97

 SERVICING FEE SCHEDULE
 ----------------------

      Prior Month ADCPB                                               72,024,975
      Servicer Fee Rate                                                   0.5000%
      One-twelfth                                                         0.0417%
      Servicer Fee                                                     30,010.41

      Prior Servicer Fee Arrearage                                          0.00
      Servicer Fee Due                                                 30,010.41

      Servicer Fee Paid                                                30,010.41

      Current Servicing Fee Arrearage                                       0.00

 BACK-UP SERVICING FEE SCHEDULE
 ------------------------------

      Prior Month ADCPB                                               72,024,975
      Back-Up Servicer Fee Rate                                           0.0200%
      One-twelfth                                                         0.0017%
      Back-up Servicer Fee                                              1,200.42

      Prior Back-Up Servicer Fee Arrearage                                  0.00
      Total Back-Up Servicer Fee Due                                    1,200.42

      Back-Up Servicer Fee Paid                                         1,200.42

      Current Back-Up Servicing Fee Arrearage                               0.00


 TRUSTEE FEE SCHEDULE
 --------------------

      Trustee Fee                                                         291.67

      Prior Trustee Fee Arrearage                                           0.00
      Total Trustee Fee Due                                               291.67

      Trustee Fee Paid                                                    291.67

      Current Trustee Fee Arrearage                                         0.00


 CERTIFICATE PREMIUM SCHEDULE
 ----------------------------

      Class A Certificate Principal Balance                        63,381,510.00
      Premium Rate                                                        0.0200%
      Prior Premium Arrearage                                               0.00
      Premium Amount Due                                               12,676.00

      Premium Amount Paid                                              12,676.00

      Current Premium Arrearage                                             0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 9/1/97

Early Amortization Events
-------------------------

(a) Default in the payment to the Class A Certificateholders or the Class B Certificateholders of any interest or principal due hereunder in accordance with the provisions of Section 6.06 when such payment becomes due and payable and continuance of such default for a period of five business days; or [10.01 (a)]

(b) Default in the performance, or breach, of the any covenant or agreement of the Depositor in this Agreement (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this section
     10.01 specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Service, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of default" hereunder, or it, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (b)]

(c) Any proceeding shall be instituted against the Depositor (or, if the Depositor is actively contesting the merits thereof, such proceeding is not dismissed within 90 days) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or any of its Indebtedness under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or [10.01 (c)]

(d) The commencement by the Depositor of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Depositor in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or to the consent by it to the filing of such petition or to the appointment or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Depositor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the making by it of an admission by it in writing of its inability to pay its Debts generally as they become due, or the taking of corporate action by the Depositor in furtherance of any such action; or [10.01 (d)]

(e) Judgments or orders in respect of money ( other than such judgements or orders in respect of which adequate insurance is maintained for the payment thereof) against the Depositor shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days or more; or [10.01 (e)]

(f) There is a material breach of any of the representations and warranties of the Depositor set forth in Section 3.01 (a) and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Servicer, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, our if, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (f)]

(g) The Trust Certificate Percentage Interest is less than the Subordinated Amount; or [10,01 (g)]

(h)  A Gross Charge-Off Event has occurred and is continuing; or [10.01 (h)]

(i)  A Delinquency Trigger Event has occurred and is continuing; or

(j)  An Event of Servicing Termination has been declared; or [10.01 (j)]

(k) The Certificate Insurer has made an insured Payment under the policy. [10.01 (k)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 9/1/97

RESTRICTING EVENT CALCULATIONS
------------------------------

      (a)  Event of Servicer Termination (Yes/No)                     No
                                                                 -------------

      (b)  Certificate Insurer makes an Insured Payment               No
                                                                 -------------

      (a)  Gross Charge-Off Event (Yes/No)                            No
                                                                 -------------

      (b)  Delinquency Trigger Event                                  No
                                                                 -------------

Events of Servicer Termination
------------------------------

(i) Any failure by the Servicer to make any payment, deposit, transfer or delivery required to be made hereunder (other than with respect to the Monthly Servicer Report, As to which the remedy is set forth in section
       11.01 (a) (ii) hereof) on the date of such payment, deposit, transfer or delivery is required to be made; [11.01 (a)(i)]

(ii)   Any failure by the Servicer to submit a Monthly Statement pursuant to
       Section 6.07 hereof that continues unremedied for a period of three business days after the earlier of the date upon which (A) the Certificate Insurer or a Certificateholder provides written notification to the Servicer of such failure or (B) the Depositor becomes aware that the Certificate Insurer and the Certificateholders have not received a copy of the Monthly Report in accordance with the provisions hereof (provided that the Servicer shall be granted a two business day grace period on not more than one occasion during each Collection Period); [11.01 (a)(ii)]

(iii) Any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this agreement, as in the case may be, or any breach of representation or warranty of the Servicer set forth in
       Section 3.02 of this Agreement, which failure or breach (A) materially and adversely affects the rights of the Trustee, Certificateholders, the Certificate Insurer or the Depositor and (B) continues unremedied for a period of 30 days after the earlier to occur of(x) the date on which written notice of such failure or breach, requiring the situation giving rise to such failure or breach to be remedied, shall have been given to a Servicing Officer of the Servicer or a Responsible Officer of the Trustee by the Depositor or any Holder of Certificates or (y) the date on which any Servicing Officer or Responsible Officer of the Trustee first knows, or reasonably should have known, of such failure or breach; [11.01
       (a)(iii)]

(iv) The Servicer shall consent to the appointment on a custodian, receiver, trustee or liquidator (or other similar official) of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, a court of competent jurisdiction shall determine that the Servicer is generally not paying its debts as they come due or the Servicer shall make a general assignment for the benefit of creditors; [11.01 (a)(iv)]

(v) The Servicer shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now defined hereafter in effect) or an answer admitting the material allegation of a petition filed against the Servicer shall, by voluntary petition, answer or consent, seek relief under the bankruptcy or other similar law providing for the reorganization or winding up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors; [11.01 (a)(v)]

(vi) An order, judgment or decree in excess of [$500,000] shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent (express or legally implied) of the Servicer, a custodian, receiver, trustee or liquidator (or other similar official) of the Servicer, or any substantial part of its property, or sequestering any substantial part of its property, and any such order, judgement or decree or appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of [90] days after the date of entry thereof; [11.01 (a)(vi)]

(vii) A petition against the Servicer in a proceeding under applicable bankruptcy laws or the insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within 60 days thereafter, or if, under the provisions of any of any law providing for reorganization or winding up of debtors which may apply to the Servicer, or any substantial part of its property, and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 60 days; [11.01(a)(vii)]

(viii) Any assignment by the Servicer to a delegate of its duties or rights hereunder, except as specifically permitted hereunder, or any attempt to make such an assignment; or [11.01 (a)(viii)]

(ix) for so long as the Servicer is First Sierra, its Total Capital is less than $9 million. [11.01 (a)(ix)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 9/1/97


GROSS CHARGE-OFFS (>=160 AND ACCOUNTS BOUGHT BACK BY SOURCE)
-----------------------------------------------------------

                        Gross                         Gross                          Monthly
                       Defaults     Recoveries     Charge-Offs        ADCPB        Charge-Offs
                       --------     ----------     -----------        -----        -----------
 2 months prior         20,239         20,239           0           70,290,466        0.00%
 1 month prior         409,314        409,314           0           70,486,920        0.00%
 Current               319,686        319,686           0           70,126,926        0.00%


                    Gross Charge-Off Ratio:                                           0.00%
                    Maximum Charge-Off Ratio:                                         2.50%


30+ DELINQUENCIES
-----------------

                                                                         Monthly
                               Delinquencies           ADCPB          Delinquencies
                               -------------           -----          -------------
 2 months prior                  2,706,206           70,290,466           3.85%
 1 month prior                   2,859,865           70,486,920           4.06%
 Current month                   2,827,430           70,126,926           4.03%

                       Delinquency Ratio:                                 3.98%
                       Maximum Delinquency Ratio:                         7.00%

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 9/1/97
ISSUER RESTRICTING EVENT CALCULATIONS
-------------------------------------

      (a) Gross Defaults (>=180)                                    No
                                                                ------------

      (b) Issuer Delinquency Trigger Ratio                          No
                                                                ------------


GROSS DEFAULTS (>=180)
----------------------

                                                                    Monthly
                        Gross Defaults           ADCPB            Charge-Offs
                        --------------           -----            -----------
                                                   30,010
 Current                    166,826            70,126,926            0.24%


            i A        Subordinated Percentage                       9.00%
              B        WAL of Remaining Leases                       2.12
           ii          Two
                       Ratio (i/ii)                                  2.12%


ISSUER DELINQUENCY TRIGGER RATIO (90+ DAYS)
-------------------------------------------

                                                                  Monthly
                         Delinquencies          ADCPB          Delinquencies
                         -------------          -----          -------------
 2 months prior             720,140           70,290,466           1.02%
 1 month prior              617,389           70,486,920           0.88%
 Current month              582,011           70,126,926           0.83%


                       Issuer Delinquency Trigger Ratio:           0.91%
                       Maximum Ratio Allowed:                      2.50%


EARLY AMORTIZATION EVENT
------------------------

      (1) Is Subordinate Interest less than 8.86% of ADCPB?          No
                                                                ------------

      (2) Has a Gross Charge-Off Event Occurred?                     No
                                                                ------------

      (3) Has a Delinquency Event Occurred?                          No
                                                                ------------

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 9/1/97

 Aging/Delinquency Statistics
 ----------------------------
                                                                                                % of
                                                                         ADCPB                  Total
 Current                                                                      67,299,496                  95.97%
 31-60 Days Past Due                                                           1,800,106                   2.57%
 61-90 Days Past Due                                                             445,314                   0.64%
 91+ Days Past Due                                                               582,011                   0.83%
                                                                         ---------------        ---------------

 Total                                                                        70,126,926                 100.00%


 Certificate Factors
 -------------------

 Class A Notes                                                               1.000000000
 Class B-1 Notes                                                             1.000000000
 Class B-2 Notes                                                             1.000000000


 Substitution Limits [Section 7]
 -------------------------------

 ADCPB as of Cut-Off Date                                                  72,024,443.60
 Maximum Substitution (10% of Initial)                                      7,202,444.36
 Maximum Substitution for Defaulted Contracts (5% of Initial)               3,601,222.18

 Prior month Cumulative ADCPB Substituted                                   2,498,559.86
 Current month ADCPB Substituted                                              256,087.47
 Cumulative ADCPB Substituted                                               2,754,647.33

 Prior month Cumulative ADCPB Substituted for Defaulted Contracts           1,166,385.24
 Current month ADCPB Substituted Defaulted Contracts                           65,052.34
 Cumulative ADCPB Substituted for Defaulted Contracts                       1,231,437.58


 Portfolio Prepayment Statistics
 -------------------------------

 Prior month Cumulative ADCPB prepaid                                       2,498,559.86
 Current month ADCPB prepaid                                                  256,087.47
 Cumulative ADCPB prepaid                                                   2,754,647.33

 Prior month Cumulative ADCPB Defaulted                                     1,166,385.24
 Current month ADCPB Defaulted                                                 65,052.34
 Cumulative ADCPB Defaulted                                                 1,231,437.58

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 9/1/97

--------------------------------------------------------------------------------

 BEGINNING ACCOUNT BALANCES                                                                334,279.49
 --------------------------

 LOCKBOX ACCOUNT
 ---------------
      Transfer of prior period Payments not yet transferred to Collection Account         (101,115.62)
      Transfer of prior period Excluded Amounts not yet transferred                         (9,819.87)
      Collections Received [5.02 (b)(d)]                                                 2,122,351.30
      Excluded Amounts [5.02 (d)][Definition]                                             (932,755.01)
      Collections on Deposit due Collection Account [5.02 (d)]                           (1,033,084.82)

      Ending Balance @ 9/1/97                                                              379,855.47

 COLLECTION ACCOUNT
 ------------------
      BEGINNING BALANCE @ 8/1/97                                                                           1,207,741.26
      --------------------------

      ACTIVITIES RELATED TO COLLECTION PERIOD ENDED 8/1/97
      ----------------------------------------------------
      Add: Servicer Advance                                                                                  870,415.21
      Add: Payments due Collection Account from last 2 business days prior period                            100,690.96
      Add: Payments due Collection Account from  prior period                                                      0.00
      Add: Add'l transfers                                                                                         0.00
      Add: Amounts to Collection Acct from Security deposit account                                                0.00
      Less: Total distributions on 8/10/97                                                                 (2,178,847.43)
      ACTIVITIES RELATED TO COLLECTION PERIOD ENDED 9/1/97
      ----------------------------------------------------
      Aggregate Amount of Actual Payments [6.01 b (i)]                                                     1,093,290.58
      Add: Servicer Advances [5.03][6.01 b (ii)]                                                                   0.00
      Add: Sch. Payments, Final Payments or Purchase Option from Sec. Deposit Account [6.01 b(iii)]                0.00
      Add: Reconveyance Amounts by Servicer [6.01 b (iv)]                                                          0.00
      Add: Any Investment Earnings [6.01 b (v)]                                                                4,011.19
      Add: Deposits from New Transferred Property Funding Account [6.01 b (vi)]                                    0.00
      Add: Amount Payable to Class A Certificateholders under 6.04 d [6.01 b(vii)]                                 0.00
      Add: Advance Payments Due and Owing for Collection Period [6.01 c]                                           0.00
      Add: Security Deposits Related to Prepayment                                                                 0.00
      Add: Offset Amount as Provided by 5.12 [6.01 c]                                                              0.00
      Less: Amounts transferred to the New Transferred Property Funding Account [6.01 d]                           0.00
      Less: Amounts Servicer Advanced but deems uncollectible [6.01 d]                                              0.00
      Less: Payments due Collection Acct. from last 2 business days in calendar mo                                 0.00

      Ending Balance @ 8/31/97 and 9/1/97                                                                  1,097,301.77

      Add: Servicer Advances to be deposited on Determination Date                                           989,599.33
      Add:Payments due Collection Acct from last  2 business days                                            130,047.71
      Add: Payments not yet transferred to the Collection Account                                                  0.00
      Add: Amounts to Collection Account from Security Deposit Account [6.02 c]                                    0.00

      Adjusted Collection Account Balance                                                                  2,216,948.81

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 9/1/97

 SECURITY DEPOSIT ACCOUNT
 ------------------------
      Beginning  Balance                                                   0.00
      Add: Balance deposited on closing date                               0.00
      Add: Security Deposits [6.02 b]                                      0.00
      Less: Amounts to Collection Account [6.02 c]                         0.00
      Add:  Investment Earnings                                            0.00
                                                                           ----

      Ending Balance @ 8/31/97                                             0.00

      Less: Amounts to Collection Account [6.02 c]                         0.00

      Adjusted Security Deposit  Account Balance                           0.00


 NEW TRANSFERRED PROPERTY FUNDING ACCOUNT
 ----------------------------------------
      Beginning Balance                                                                                            0.00
      -----------------

      Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]                 0.00
      Add: Amount Transferred to New Transferred Property Funding Account [6.05 ii]                                0.00
      Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]                0.00
                                                                                                           ------------

      Ending Balance @ 8/31/97                                                                                     0.00

      Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]         1,815,589.10

      Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]        (1,815,589.10)
                                                                                                           -------------

      Adjusted New Transferred Property Funding Account Balance                                                    0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 9/1/97

 AVAILABLE AMOUNT TO CERTIFICATE HOLDERS                                                                   2,216,948.81
 ---------------------------------------

 DISBURSEMENTS FROM COLLECTION ACCOUNT (PRIOR TO INITIAL AMORTIZATION DATE]
 --------------------------------------------------------------------------

        (i)    Initial Unpaid Amts inadvertently dep. in Collection Account [6.06 b (i)]                           0.00

        (ii)   Indemnity payments paid inadvertently dep in Collection Account [6.06 b (ii)]                       0.00

        (iii)  Aggregate of: [6.06 b (iii)]

               (A)    Unreimbursed Servicer Advances from current collection period                                0.00
               (B)    Unreimbursed Servicer Advances from prior collection period                                  0.00
               (C)    Servicing Charges inadvertently deposited in Collection Account                              0.00

        (iv)   Current and unpaid Servicing Fees                                                              30,010.41

        (v)    Current and unpaid Back-up Servicing Fees [6.06 b (iv)]                                         1,200.42

        (vi)   Premium Amount due on Payment Date and unpaid Premiums [6.06 b (v)]                            12,676.00

        (vii)  Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 b (vi)]                             291.67

        (viii) Class A Certificate Interest and Overdue Class A Interest [6.06 b (vii)]                      332,224.75

        (ix)   Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06 b (vii]                    12,622.28

        (x)    Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 b (ix)]                    12,334.19

        (xi)   Certificate Insurer Reimbursement Amount, if any, due on Payment Date [6.06 b(x)]                   0.00

        (xii)  Any amounts due Servicer under 9.03 [6.06 b (xi)]                                                   0.00

        (xiii) To the Servicer Security Deposit Refund under 6.02C                                                 0.00

        (ix)   To the depositor the lesser of Base Principal Amount or ADCPB new Contracts
               transferred to the Trust, [6.06 b (xii)]                                                    1,815,589.10

               If less than the Base Principal Amount, the remainder to the New Transferred Property
               Funding Account [6.06 b (xii)]                                                                      0.00

        (x)    To the Holder of the Trust Certificate any remaining amounts [6.06 b (xiii)]                       (0.01)


        Reviewed By:



        ----------------------------------------------------------
        Craig M. Spencer
        Senior Vice President and
        Chief Accounting Officer